UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2014

PARKWAY PROPERTIES, INC.
(Exact name of registrant as specified in its charter)

Maryland	1-11533	74-2123597
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Bank of America Center, 390 North Orange Avenue, Suite 2400, Orlando, Florida 32801
(Address of Principal Executive Offices, including zip code)

(407) 650-0593
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

On June 16, 2014, Parkway Properties, Inc. (the “Company”) entered into an indemnification agreement with each of its executive officers and directors (each, an “Indemnitee”): James R. Heistand, David R. O’Reilly, M. Jayson Lipsey, Jeremy R. Dorsett, Henry F. Pratt III, Avi Banyasz, Charles T. Cannada, Edward M. Casal, Kelvin L. Davis, Laurie L. Dotter, C. William Hosler, Adam S. Metz, Brenda J. Mixson and James A. Thomas (collectively, the “Indemnification Agreements”). Among other things, each individual Indemnification Agreement provides for indemnification of such Indemnitee for losses (as defined in the Indemnification Agreement) paid or incurred in connection with any proceeding (as defined in the Indemnification Agreement) by reason of his or her position as a director, officer, employee or agent of the Company to the fullest extent permitted by Maryland law. Similarly, each Indemnification Agreement provides for indemnification of such Indemnitee’s spouse and children for any claims arising from their status as a spouse or child. The Company also agreed, to the extent that an Indemnitee was successful in any proceeding, to indemnify such Indemnitee for litigation costs incurred in connection with each successfully resolved claim, issue or matter. The Company is also required to advance all litigation costs (as defined in the Indemnification Agreement) incurred by an Indemnitee in connection with any proceeding involving such Indemnitee by reason of his or her position as a director, officer, employee or agent of the Company; provided, that the Indemnitee provides a written affirmation of the Indemnitee’s good faith belief that the standard of conduct necessary for indemnification has been met, and, provided further, if required by Maryland law, the Indemnitee undertakes to repay all amounts advanced if it is ultimately determined that the Indemnitee is not entitled to be indemnified by the Company.

Each Indemnification Agreement also provides for certain circumstances when the Company is not required to indemnify the executive officer or director. The Company is not required to make any payment under any Indemnification Agreement if payment is actually made to the Indemnitee or an indemnified person under a valid, enforceable and collectible insurance policy or if the proceeding has been settled without the Company’s written consent, which will not be unreasonably withheld. In addition, an Indemnitee is not entitled to indemnification of losses if a court determines that (i) the Indemnitee’s act or omission was material to the matter giving rise to the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty, (ii) the Indemnitee received an improper personal benefit or (iii) in a criminal proceeding, had reasonable cause to believe that the act or omission was unlawful, unless the court determines that the Indemnitee is nonetheless entitled to indemnification under the circumstances. In a proceeding by or in the right of the Company, if it has been adjudicated that the Indemnitee is liable to the Company, the Indemnitee will not be entitled to indemnification of losses unless the court determines that the Indemnitee is nonetheless entitled to indemnification under the circumstances.

The Indemnification Agreements supersede and replace any indemnification agreement previously entered into between the Company and each executive officer and director.

Each of the Indemnification Agreements is attached to this Current Report on Form 8-K as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7, 10.8, 10.9, 10.10, 10.11, 10.12, 10.13 and 10.14 and are incorporated by reference herein. The foregoing description of the Indemnification Agreements is not complete and is qualified in its entirety by reference to the Indemnification Agreements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
Exhibit 10.1	Indemnification Agreement dated June 16, 2014 by and between Parkway Properties, Inc. and David R. O’Reilly
Exhibit 10.2	Indemnification Agreement dated June 16, 2014 by and between Parkway Properties, Inc. and M. Jayson Lipsey
Exhibit 10.3	Indemnification Agreement dated June 16, 2014 by and between Parkway Properties, Inc. and Jeremy R. Dorsett
Exhibit 10.4	Indemnification Agreement dated June 16, 2014 by and between Parkway Properties, Inc. and Henry F. Pratt III
Exhibit 10.5	Indemnification Agreement dated June 16, 2014 by and between Parkway Properties, Inc. and Avi Banyasz
Exhibit 10.6	Indemnification Agreement dated June 16, 2014 by and between Parkway Properties, Inc. and Charles T. Cannada
Exhibit 10.7	Indemnification Agreement dated June 16, 2014 by and between Parkway Properties, Inc. and Edward M. Casal
Exhibit 10.8	Indemnification Agreement dated June 16, 2014 by and between Parkway Properties, Inc. and Kelvin L. Davis
Exhibit 10.9	Indemnification Agreement dated June 16, 2014 by and between Parkway Properties, Inc. and Laurie L. Dotter
Exhibit 10.10	Indemnification Agreement dated June 16, 2014 by and between Parkway Properties, Inc. and James R. Heistand
Exhibit 10.11	Indemnification Agreement dated June 16, 2014 by and between Parkway Properties, Inc. and C. William Hosler
Exhibit 10.12	Indemnification Agreement dated June 16, 2014 by and between Parkway Properties, Inc. and Adam S. Metz
Exhibit 10.13	Indemnification Agreement dated June 16, 2014 by and between Parkway Properties, Inc. and Brenda J. Mixson
Exhibit 10.14	Indemnification Agreement dated June 16, 2014 by and between Parkway Properties, Inc. and James A. Thomas

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 17, 2014                 PARKWAY PROPERTIES, INC.

BY:    /s/ Jeremy R. Dorsett
Jeremy R. Dorsett
Executive Vice President and
General Counsel

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 10.1	Indemnification Agreement dated June 16, 2014 by and between Parkway Properties, Inc. and David R. O’Reilly
Exhibit 10.2	Indemnification Agreement dated June 16, 2014 by and between Parkway Properties, Inc. and M. Jayson Lipsey
Exhibit 10.3	Indemnification Agreement dated June 16, 2014 by and between Parkway Properties, Inc. and Jeremy R. Dorsett
Exhibit 10.4	Indemnification Agreement dated June 16, 2014 by and between Parkway Properties, Inc. and Henry F. Pratt III
Exhibit 10.5	Indemnification Agreement dated June 16, 2014 by and between Parkway Properties, Inc. and Avi Banyasz
Exhibit 10.6	Indemnification Agreement dated June 16, 2014 by and between Parkway Properties, Inc. and Charles T. Cannada
Exhibit 10.7	Indemnification Agreement dated June 16, 2014 by and between Parkway Properties, Inc. and Edward M. Casal
Exhibit 10.8	Indemnification Agreement dated June 16, 2014 by and between Parkway Properties, Inc. and Kelvin L. Davis
Exhibit 10.9	Indemnification Agreement dated June 16, 2014 by and between Parkway Properties, Inc. and Laurie L. Dotter
Exhibit 10.10	Indemnification Agreement dated June 16, 2014 by and between Parkway Properties, Inc. and James R. Heistand
Exhibit 10.11	Indemnification Agreement dated June 16, 2014 by and between Parkway Properties, Inc. and C. William Hosler
Exhibit 10.12	Indemnification Agreement dated June 16, 2014 by and between Parkway Properties, Inc. and Adam S. Metz
Exhibit 10.13	Indemnification Agreement dated June 16, 2014 by and between Parkway Properties, Inc. and Brenda J. Mixson
Exhibit 10.14	Indemnification Agreement dated June 16, 2014 by and between Parkway Properties, Inc. and James A. Thomas